UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 9, 2009
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)


         Colorado                      0-11485                 84-1072256
         --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
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               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective January 9, 2009, the Board of Directors of Accelr8 Technology Corporation (the "Company") appointed John D. Kucera a member of the Board of Directors. Mr. Kucera, age 57, has been self employed as a private investor since 2000. Prior to that, Mr. Kucera handled institutional equity sales, was a Department Manager for Equities and a Member of the Board of Directors of Hanifen Imhoff and a portfolio manager for mutual funds and pension accounts at Founders Capital Management. Mr. Kucera earned a Bachelor of Science degree in Finance from Colorado State University and a Masters in Business Administration from the University of Denver.

     Effective January 9, 2009, A. Alexander Arnold III resigned as a member of the Board of Directors after 17 years of service as a director.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 13, 2009                ACCELR8 TECHNOLOGY CORPORATION


                                       By: /s/ Thomas V. Geimer
                                       ----------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer